2010 INVESTOR DAY:
Welcome
Rick Waddell
Chairman and Chief Executive Officer
Addressing Today's Challenges. Positioned for Tomorrow's Growth.
© 2010 Northern Trust Corporation
May 26, 2010
EXHIBIT 99.1

2010 INVESTOR DAY

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving
Northern Trust and changes in accounting policies, standards and interpretations) on
Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

2010 INVESTOR DAY

Financial Overview
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Summary and Q&A
Bill Morrison, EVP and Chief Financial Officer
Sherry Barrat, President, PFS
Steve Fradkin, President, C&IS
Steve Potter, President, NTGI
Bob Browne, EVP and Chief Investment Officer
Rick Waddell, Chairman and CEO
Agenda:
Addressing Today’s Challenges. Positioned for Tomorrow’s Growth.

CLIENTS
PERSONAL FINANCIAL SERVICES
Asset Servicing
$3.7T Assets Under Custody
Asset Management
$647B Assets Under Management
CORPORATE & INSTITUTIONAL SERVICES
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM

Northern Trust

2010 INVESTOR DAY

Client Centric, Highly Focused Business Model
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
O&T: Integrated global
operating platform
Serving personal and
institutional clients
$1.3 billion in technology
spending, 2007-2009
PFS:  Leading advisor to affluent market
$149 billion AUM
$341 billion AUC
C&IS:  Leading global custodian
$3.4 trillion AUC
$498 billion AUM
NTGI:  Leading asset manager for
personal & institutional clients
$647 billion AUM
As of March 31, 2010
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS

Asset Servicing
$3.7T Assets Under Custody
Asset Management
$647B Assets Under Management
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM

Northern Trust

2010 INVESTOR DAY

Client Centric, Highly Focused Business Model
As of March 31, 2010
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
High barriers to entry
Attractive profitability
dynamics
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS

2010 INVESTOR DAY

Addressing Today’s Challenges
Fed Funds Effective Rate (%)

5
4
3
2
1
0
09 08 07 06 05
GDP (%)
4
2
0
-2
-4
09 08 07 06 05
S&P 500
1600
1400
1200
1000
800
600
09 08 07 06 05
S&P/Case-Shiller Home Price Index
200
180
160
140
120
09 08 07 06 05
Challenges created by the macroeconomic environment in recent years have served as headwinds to strong growth and financial performance.

2010 INVESTOR DAY

Positioned for Tomorrow’s Growth
Our Key Growth
Initiatives are Driven by:
Geography
Innovation
People
Clients
Acquisitions
While the environment continues to be challenging, Northern Trust will drive growth by successfully executing on our fundamental strategies in highly attractive businesses.

Financial Overview Bill Morrison Executive Vice President and Chief Financial Officer © 2010 Northern Trust Corporation May 26, 2010 Addressing Today's Challenges. Positioned for Tomorrow's Growth.

FINANCIAL OVERVIEW

Financial Performance Overview
Outstanding Financial Strength Across Cycles
Loan Portfolio
Securities Portfolio
Capital
Implications of the Current Environment
Trust, Investment & Other Servicing Fees
Securities Lending Fees
Foreign Exchange Trading Income
Net Interest Income
Loan Loss Provision
Agenda:
Addressing Today’s Challenges. Positioned for Tomorrow’s Growth.

FINANCIAL OVERVIEW

FY09* FY09* vs FY08*
1Q10 1Q10 vs 1Q09
Solid Performance in a Challenging
Macroeconomic Environment
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
EPS
$2,084
$446
$257
$1,040
$3,827
$2,334
$215
$1,278
$425
$853
$3.11
Operating Basis e.g. excluding VISA related items ($MM, except EPS)
-2%
-28%
-8%
-8%
-8%
-21%
87%
18%
-4%
33%
11%
*Northern Trust is providing operating results, which exclude Visa related adjustments, in order to provide a clearer indication of the results and trends in Northern Trust's core businesses.
$515
$80
$73
$240
$908
$620
$40
$248
$91
$157
$0.64
25%
-39%
-3%
-17%
N/M
4%
-27%
-3%
-3%
-3%
5%

$1,482
$1,492
$1,329
$1,901
$2,345
$2,700
$3,264
$3,803
$2,719
$3,326
$3,374
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
1Q10

$228
$226
$215
$374
$462
$501
$563
$609
$426
$482
$498
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
1Q10

$163
$160
$151
$185
$209
$226
$282
$332
$288
$331
$341
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
1Q10

$98
$94
$88
$104
$110
$117
$135
$148
$132
$145
$149
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
1Q10

Northern Trust

FINANCIAL OVERVIEW

Strong Asset Accumulation Across the “Lost” Decade
C&IS
PFS
CAGR: 9%
S&P 500 CAGR -1%
CAGR 9%
S&P 500 CAGR -1%
EAFE CAGR -3%
CAGR 5%
S&P 500 CAGR -1%
CAGR 8%
S&P 500 CAGR -1%
Assets Under Custody
$BN Assets Under Management
$BN

FINANCIAL OVERVIEW

Performance vs. Long-Term Strategic Targets
Return on Equity
Revenue Growth
EPS Growth
Operating Leverage
5-Year
Performance
16.0%
10.5%
6.5%
+1.67
3-Year
Performance
15.1%
7.7%
1.3%
+1.67
10-Year
Performance
16.7%
8.0%
6.0%
+0.32
15-Year
Performance
17.4%
9.3%
4.6%
+0.99
16% - 18%
8% - 10%
10% - 12%
Positive
Long-term
Target
2009
Performance
12.7%
-8.0%
11.4%
+13.2
*Calculated on an Operating basis, i.e. excluding all VISA items in FY07, FY08 and FY09. Return on Equity is an average of the relevant years.  Revenue and EPS Growth represent compound annual growth rates.  Operating
Leverage calculated using the difference between the compound annual growth rates of revenues and expenses.

Outstanding and Consistent Financial Strength Across Cycles FINANCIAL OVERVIEW

Residential Real Estate $10.8
Commercial $6.4
Personal $4.9
Commercial Real Estate $3.3
Leases $1.0
Non-U.S. $1.0
Other $0.7

1.30%
4.29%
0.45%
2.74%
NPAs to Loans
NCOs to Avg. Loans

Northern Trust

FINANCIAL OVERVIEW

Diversified and High Quality Loan Portfolio
All data is as of 3/31/10. NPAs = Nonperforming Assets.  NCOs = Net Charge-offs
$28 Billion Loan Portfolio
$BN
Loan Quality Notably Better
than Industry Averages
Northern Trust
Top 20 Peer Avg.

$8.0
$11.1
$12.4
$8.9
$15.6
$18.6
$17.9
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

High Quality Securities Portfolio
($19) ($317) ($36) Net unrealized gain / (loss) $MM
0.2% 2.0% 0.2%
Net unrealized loss as a % of
Securities Portfolio
Securities Portfolio
$BN
($19)
0.1%
$44 $14 $19
- - -
High quality, short duration
securities portfolio
90% invested in U.S. Treasury,
government sponsored agency and
triple-A rated securities
Minimal level of unrealized losses due
to long-term focus on conservative,
high quality investments

$3.3
$3.6
$3.9
$4.5
$6.4
$6.3
$6.4
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

Consistently Strong Capital Ratios
Tier 1 Capital 13.0% 13.4%
Total Risk-Based 15.2% 15.5%
Leverage 8.9% 8.9%
Tier 1 Common Equity 9.6% 12.8%
Tangible Common Equity 5.9% 7.9%
Capital Ratios
3/31/09 3/31/10
Shareholders’ Equity
$BN
Capital ratios well above “well capitalized” guidelines
High percentage of common equity

FINANCIAL OVERVIEW Financial Implications of the Current Environment

$1,159
$1,191
$1,161
$1,189
$1,330
$1,559
$1,792
$2,164
$2,348
$1,880
$477
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

Trust, Investment and Other Servicing Fees
Note: Excludes impact of mark-to-market adjustments in one investment fund used in securities lending activities.
Trust, Investment and Other Servicing Fees
$MM
(Excludes impact of mark to market fund)
S&P 500
EAFE
52% of FY2009 revenue
Based generally on market
value of client assets, volume
of transactions and fees for
other services rendered
Extremely low short term
interest rates have resulted
in waived fees in money
market mutual funds, which
equaled $20 million in
1Q 2010 ($80 million
annualized)

SL Avg Collateral
$117
$136
$100
$99
$120
$149
$192
$293
$434
$133
$18
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

Securities Lending Fees
4% of FY2009 revenue
Affected by market values;
supply of securities to be lent;
demand for securities (all of
which drive volumes); and the
interest rate spread earned on
reinvested collateral
Credit crisis caused spread
widening from 2H2007 through
1H2009 when compared with
historical averages
Extremely low short-term
interest rates and more
conservative investment
guidelines have compressed
fee realization in 2010
Securities Lending Fees
(Excludes impact of mark-to-market fund)
$289 $225 $112 SL Avg Collateral $BN
0.10% 0.19% 0.12% SL Fees / Avg Collateral
$122
0.06%
$239
0.08%
$204
0.07%
$159
0.08%
$111
0.09%
$96
0.10%
$97
0.14%
$85
0.14%
$MM
Note: Excludes impact of mark-to-market adjustments in one investment fund used in securities lending activities.

FINANCIAL OVERVIEW

Foreign Exchange Trading Income
12% of FY2009 revenue
Foreign exchange
services provided to
clients as  an integral part
of global custody service
Credit crisis heightened
market and currency
volatility in 2007-2009
when compared with
historical averages
Foreign Exchange Trading Income
$MM
Global Custody Assets $TN
Annual FX as a %  of
Global Custody Assets
$2.1 $1.4 $1.9 $2.0 $1.7 $1.2 $1.0
.016% .014% .015% .017% .043% .023% .016%
$0.7
.015%
$0.5
.023%
$0.5
.031%
$0.4
.040%
Global Custody Assets
$140
$106
$110
$158
$180
$247
$351
$616
$446
$80
$153
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10

$1,129
$1,040
$908
$810
$735
$622
$648
$651
$601
$621
$240
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

Net Interest Income
Net Interest Income
$MM
27% of FY2009 revenue
Liability driven balance sheet
fuels significant generation of
deposits from institutional and
personal clients
Credit crisis has pressured
net interest margin due to
extremely low short-term
interest rates
Net interest margin in 1Q 2010
of 1.44% well below 2003-
2008 average of 1.74%
1.70% 1.76% 1.56% Net Interest Margin 1.44% 1.76% 1.82% 1.66% 1.73% 1.93% 2.02% 2.02%
Avg Fed Funds Rate

$24.0
$66.5
$37.5
$2.5
($15.0)
$2.5
$15.0
$18.0
$115.0
$215.0
$40.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

FINANCIAL OVERVIEW

Loan Loss Provision
Loan Loss Provision
$MM
LLP to Avg. Loans
Avg. Loans $BN
Lending strategy focuses on
personal and institutional clients
who are looking to establish a
full range of financial services
with Northern Trust
Long-standing adherence to
conservative lending standards
Centralized credit policy
function assures uniform
application of credit risk
management policies and
practices
Elevated loan loss provision in
current cycle reflects ongoing
weakness in the broader
economic environment
0.08% 0.42% 0.75% 0.58% 0.07% 0.01% -0.09% 0.01% 0.21% 0.37% 0.15%
$22.8 $27.4 $28.7 $27.5 $20.5 $18.8 $17.5 $17.5 $17.6 $17.9 $16.5
LLP to Avg. Loans

FINANCIAL OVERVIEW

Key Takeaways
Leadership positions in excellent client-focused businesses
Attractive client, geographic and demographic
growth opportunities
Long track record of serving clients and successfully
aggregating assets
Distinctive balance sheet and capital strength
Proven record of managing the business for
long-term growth and profitability

Personal Financial Services Sherry Barrat President, PFS Addressing Today's Challenges. Positioned for Tomorrow's Growth. © 2010 Northern Trust Corporation May 26, 2010

PERSONAL FINANCIAL SERVICES
Strategic and Competitive Positioning
Client Focus and Growth Initiatives
Wealth Management
Wealth Advisory
Private Client
Foundations & Institutions
Agenda:
Addressing Today’s Challenges. Positioned for Tomorrow’s Growth.

STRENGTH & STABILITY
FAMILY OFFICE SERVICES
TRUST & ESTATE SERVICES
INVESTMENT MANAGEMENT
ASSET SERVICING
BANKING SERVICES
ADVISORY SERVICES
CLIENT-CENTRIC FOCUS
TECHNOLOGY & INNOVATION

Northern Trust

PERSONAL FINANCIAL SERVICES
Industry Leading Provider of Integrated Financial Solutions
PRIVATE
CLIENT
WEALTH
ADVISORY
WEALTH
MANAGEMENT
FOUNDATIONS
AND
INSTITUTIONS
Our value proposition has never
been stronger – the strength of
our comprehensive array of
solutions, and our focus on
clients, technology and financial
discipline will drive future growth.

Forbes

FT
FINANCIAL TIMES

BARRON'S

BusinessWeek

EUROMONEY

Northern Trust

PERSONAL FINANCIAL SERVICES
Opportunities Abound
Best-in-Class Performance
– BusinessWeek (April 2009)
Best Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
– Euromoney Magazine (February 2010)
Serving More than 20% of Forbes 400
– Forbes (September 2009)
Best Private Bank in North America
– FT Group (November 2009)
Ranked among the Top 10
Wealth Managers
– Barron’s (September 2009)
Trusted brand
Outstanding
financial strength
Not distracted
Clients need
holistic advice
Robust product offering
Leveraging client
segmentation
Investing in talent
and technology
Well positioned and
enviable U.S. office network
Going global

Client Focus & Key Growth Initiatives PERSONAL FINANCIAL SERVICES

PERSONAL FINANCIAL SERVICES
Wealth Management
AUC $201 Billion
AUM $32 Billion
Positioned Strategically
Share of Total FY09 PFS Revenues
Wealth Management
Serving family offices and families with
complex global asset structures, generally
with $200+ million in investable assets
Serving 20% of Forbes 400 wealthiest families
Clients located in U.S. and 18 other countries
Industry leader with very few competitors
Leverages global institutional technology
14%
Private Client
Wealth Advisory
Foundations
& Institutions
AUC and AUM as of March 31, 2010
Growth Initiatives
Clients
Relationship expansion
Asset management solutions
Family office networking
Market leading client portal technology:
General ledger
Advanced partnership accounting
Private equity monitoring
Leverage global presence
Geography
Innovation

PERSONAL FINANCIAL SERVICES
Wealth Advisory
Serving individuals and families with
$10 - $200 million in investable assets
Comprehensive financial advice
and solutions
Service from a dedicated team of
multi-disciplinary professionals
Depth and breadth of capabilities
AUM  $60 Billion
Share of Total FY09 PFS Revenues
Wealth Management
34%
Private Client
Wealth Advisory
Foundations
& Institutions
Positioned Strategically
Innovation
Clients
78 offices in
18 states
Geography
Growing ranks of wealth advisors
Family advisory services
Enhanced investment solutions
Referrals from highly satisfied clients
Executing team-based client strategies
Acquisitions
Growth Initiatives
Washington, DC
Capabilities
AUM as of March 31, 2010
People
Geography

Positioned Strategically
Private Client
AUM  $51 Billion
Serving individuals and families with up
to $10 million in investable assets
Delivering the Northern Trust client
experience to the millionaire next door
Effectiveness + Efficiency = Growth
Well positioned office network
Share of Total FY09 PFS Revenues
Wealth Management
Private Client
50%
Wealth Advisory
Foundations
& Institutions
Innovation
Clients
Client segmentation focus fuels:
Improved client service
Greater share of wallet as clients’
wealth grows
Accelerating client referrals
Enhanced efficiency
Seventh generation
Private Passport
®
technology
Investment solutions
Growth Initiatives
AUM as of March 31, 2010
PERSONAL FINANCIAL SERVICES

PERSONAL FINANCIAL SERVICES
Foundations & Institutions
AUM  $6 Billion
Serving private and public foundations
and endowments with $5 - $250 million
in investable assets
Leverages sophisticated C&IS and
NTGI capabilities
Uniquely positioned to capitalize on
the convergence of personal and
institutional markets
Share of Total FY09 PFS Revenues
Wealth Management
Private Client
2%
Wealth Advisory
Foundations
& Institutions
Positioned Strategically
Innovation
Clients
Geography
People
Specialized teams
Scale institutional products
and services
Leverage sophisticated C&IS
client portal capabilities
Leverage office footprint
Cross-marketing opportunities
through board affiliations
Growth Initiatives
AUM as of March 31, 2010

A Coordinated Approach
Northern Trust offices serve as portals for broader opportunities.
University Foundation
$1.2 BN AUC C&IS
President,
University Foundation
Trustee,
Family Foundation
Family Foundation
$30 MM AUM  PFS
Senior Executive,
National Distribution Firm
Trustee, Family Foundation
Trustee,
Small College Foundation
Small College Foundation
$50 MM PFS Prospect
National
Distribution Firm
$61.4 MM
AUM
$10.0 MM
Credit
$1.8 BN
C&IS DB/DC
Prospect
PERSONAL FINANCIAL SERVICES

Key Takeaways
Trusted provider of investment-driven
fiduciary and private banking services
Excellent positioning to acquire,
expand and retain client relationships
Extraordinary and growing client base
Talented Northern Trust partners
focused on client service excellence,
relationship retention and new client
acquisition
Long-standing heritage of
client service and conservative
business practices
Clients
Resources
Culture
Brand
Office
Network
Technology Financial
Strength
People Capabilities
PERSONAL FINANCIAL SERVICES

Corporate & Institutional Services Steve Fradkin President, C&IS © 2010 Northern Trust Corporation May 26, 2010 Addressing Today's Challenges. Positioned for Tomorrow's Growth.

CORPORATE & INSTITUTIONAL SERVICES
Strategic and Competitive Positioning
Client Focus Creates Growth Opportunities
Globalization
Managing Risk
Information Delivery
Cost Reduction
Client Case Study and Key Takeaways
Agenda:
Addressing Today’s Challenges. Positioned for Tomorrow’s Growth.

Europe,
Middle East,
and Africa
The
Americas
Asia
Pacific
Global Presence
Strategic and Competitive Positioning:
Growth Opportunities Continue to Be Significant
C&IS provides a comprehensive array of asset servicing, administration, investment management and banking services to institutional investors of many types, all around the globe.
Multi-strategy Asset Managers
Hedge Funds
Private Equity Funds
Property Funds
Sovereign Wealth Funds
Central Banks
Multinational, State, and
Local Government Entities
Insurance Companies
Corporate Pensions
Corporations
Foundations
Endowments
Financial Institutions
Clients
Asset Servicing
Administration
Investment
Management
Banking Services
Services
2000 – 1Q 10 CAGR
A Distinctive Record of Global Growth
Northern Trust
Global Custody
Assets EAFE S&P 500
CORPORATE & INSTITUTIONAL SERVICES
-1%
-3%
19%

Client Focus Creates Growth Opportunities CORPORATE & INSTITUTIONAL SERVICES

CORPORATE & INSTITUTIONAL SERVICES
Globalization:
Helping Clients Invest Globally and Manage Global Organizations
Investing globally
Managing increasingly global organizations
Client Challenge
Our clients face significant challenges managing global portfolios and organizations.
Global custody
Headquarters reporting
Cross-border pooling
Multi-country fund administration
24/7 global operating model
Northern Trust
Solutions
Global custody asset growth: 2000 – 1Q10 CAGR of 19%
More than 50 product innovation press releases since 2008
Cross-border pooling market leader
Strong pipeline of international opportunities
Results

CORPORATE & INSTITUTIONAL SERVICES
Managing Risk:
Helping Clients Manage Risk
The challenging environment is placing pressure on institutions to consider relationship exposure and other risk attributes associated with their investment programs.
Identifying strong, secure, and reliable financial providers
Risk analysis and transparency
Client Challenge
Fiduciary heritage and conservative financial policies provide reliability and security
Risk management tools provide portfolio return attribution,
valuation, and transparency into hedge funds, private equity, and derivatives
Northern Trust
Solutions
Flight to quality
96% of top clients use investment risk and analytic services
New revenues from hedge fund, private equity, and
derivatives capabilities
Results

CORPORATE & INSTITUTIONAL SERVICES
Information Delivery:
More Information, More Granularity, More Constituents
Investors demand more information and they face more information demands themselves.
Multiple constituents demand increasingly customized data
(Boards, committees, management, regulators, etc.)
24/7 access to customized information
Client Challenge
Integrated global technology architecture
Industry expertise to transform data into information
(SORP, UCITS, AIFM, FAS157, IFRS 7, GASB, etc.)
Transitioning to iPhone
®
, BlackBerry
®
, and other mobile devices
Northern Trust
Solutions
Expanding usage of Passport
®
suite of information products
Integrated solutions displacing client 3 party vendors
Deepening relationship connectivity and relevance as
the information provider of choice
Results
rd

CORPORATE & INSTITUTIONAL SERVICES
Cost Reduction:
Economy Increases Pressure on Clients to Reduce Costs
Market environment forces clients to continually seek new ways to reduce costs.
Excellent growth of Investment Operations Outsourcing business
NTGI’s Investment Program Solutions    enables 60 of our clients
to outsource investment management
Relationship pricing deepens client interactions and diversifies revenue streams
Results
Environment encouraging cost reduction and outsourcing
Asset managers migrating to variable cost expense model to
de-risk cost volatility and support longer-term growth
Client Challenge
Global operating model provides comprehensive and cost-efficient platform for operations outsourcing
NTGI Investment Program Solutions
Cross-border pooling improves performance for multinational
and investment manager clients
Relationship vs. product pricing enhances client economics
Northern Trust
Solutions
SM
SM

CORPORATE & INSTITUTIONAL SERVICES
Client Testimonial
Traditional pension plan evolving into a global asset manager
Values Northern Trust solutions:
Integrated global operating platform
Risk management
Robust Passport
®
technology
Reduce costs, grow revenue
Strategic partnership to innovate and grow together

CORPORATE & INSTITUTIONAL SERVICES
Key Takeaways
C&IS is an attractive business and Northern Trust has
a uniquely client-centric competitive advantage
Helping clients solve their problems – globalization,
risk management, information management,
cost reduction, or otherwise – has been our primary
focus and driver of our success
Net new business results in 1Q2010 were excellent
and our prospect pipeline is strong
We will continue to focus on clients and the things
we can control: operational excellence and our
principles of Service, Expertise and Integrity
Key Growth Initiatives:
People
Acquisitions
Geography
Innovation
Clients

Northern Trust
Global Investments
Steve Potter
President, NTGI
Bob Browne
EVP, Chief Investment Officer
Addressing Today's Challenges. Positioned for Tomorrow's Growth.
© 2010 Northern Trust Corporation
May 26, 2010

NORTHERN TRUST GLOBAL INVESTMENTS
Agenda:
Addressing Today’s Challenges. Positioned for Tomorrow’s Growth.
Strategic and Competitive Positioning
Client Focus and Growth Initiatives
Institutional Clients
Personal Clients

Large-Cap	Mid-Cap	Small-Cap	International	Global	Emerging Markets	Socially Responsible	Emerging Frontier	Custom	Core / Plus	International	Governments	Cash	Enhanced Cash	High Yield	Muni	Private Equity	Hedge Funds	Global Real Estate
	☑		☑	☑	☑					☑	☑	☑	☑	☑	☑	☑			
	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑							☑
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Pensions&Investments

tmi AWARDS 2009

ACQ FINANCE

Northern Trust

NORTHERN TRUST GLOBAL INVESTMENTS
Providing Customized Investment Solutions
13th Largest Asset Manager Worldwide
– Pensions & Investments (May 2009;
based on Dec. 31, 2008 AUM)
Investment Management Firm of the Year
– ACQ Finance Magazine (August 2009)
Best Money Market Fund – North America
– Treasury Management International (December 2009)
10th Largest Manager of Worldwide
Institutional Assets
Products
Equities Fixed Income
Alternatives
Services
Manager of
Managers
Global Index
Management
Active
Focused on global index management, short and long duration fixed income, and access to active management via manager of manager and proprietary strategies.
Securities
Lending
Transition
Management
Commission
Recapture
Securities
Brokerage
Cash
Overlay

CAGR 8%
S&P 500 CAGR -1%
EAFE CAGR -3%
$326
$320
$303
$479
$572
$618
$697
$757
$559
$627
$647
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 10

Northern Trust

NORTHERN TRUST GLOBAL INVESTMENTS
Strong Growth Achieved Across Cycles
Assets Under Management
$BN
Strategic initiatives will continue to fuel growth by effectively providing customized investment solutions to target clients.
Key Growth Initiatives:
People
Acquisitions
Geography
Innovation
Clients

Client Focus & Key Growth Initiatives NORTHERN TRUST GLOBAL INVESTMENTS Bob Browne EVP, Chief Investment Officer

NORTHERN TRUST GLOBAL INVESTMENTS
Northern Trust is in a unique position to provide holistic advice to clients given our multi-faceted role as custodian, transition manager, liquidity manager, beta provider, alpha identifier and program manager.
Serving Both Institutional and Personal Clients
As of March 31, 2010
Total Assets Under Management:
$647 BN
Institutional
Clients
Personal
Clients
$149
$498

NORTHERN TRUST GLOBAL INVESTMENTS
$36
$462
Beta / Fixed Income
Proprietary
capabilities
Risk-efficient,
cost-effective
market exposure
Significant scale in
global index
management, cash
and fixed income
High barriers to entry
Alpha
Open-architecture and
proprietary capabilities
Consistent, reliable
source of alpha
Significant presence as a
leading manager of
managers firm
Asset Management for Institutional Clients
Total Institutional Assets Under Management:
$498 BN
As of March 31, 2010
The separation of alpha and beta underpins our investment approach for institutional clients.

NORTHERN TRUST GLOBAL INVESTMENTS
$64
$121
$75
$198
People
Geography
Beta / Fixed Income
Institutional Assets Under Management:
$462 BN
Beta / Fixed Income Strategies for Institutional Clients
Equity
Index
Short & Long
Duration
Fixed Income
Fixed Income
Index
Intelligent indexing and conservative fixed income strategies drive our beta strategies.
$4  Other
Securities Lending
Collateral
As of March 31, 2010
Clients
Transition management
Target date solutions in DC channel
Frontier market capabilities
Investment Program Solutions
SM
Flexible fund structures
Targeting largest global asset pools
Expand investment teams with
product experts & sales specialists
International hiring
Growth Initiatives
Innovation

NORTHERN TRUST GLOBAL INVESTMENTS
Alpha Strategies for Institutional Clients
Alpha
Institutional Assets Under Management:
$36 BN
Quant Active
Manager of
Managers
Fundamental
Active Equity
$10 $24
$1
$1
Hedge and Private
Equity Fund
of Funds
Managing the total risk solution, we provide access to alpha producers and offer proprietary alpha strategies.
As of March 31, 2010
Clients
Alternatives through fund of funds
Sourcing alpha from proprietary &
external sources
Innovation
Targeted investment solutions
combine alpha & beta returns
Transparency & risk management
built into products
Acquisitions
Geography
Capabilities
Growth Initiatives

NORTHERN TRUST GLOBAL INVESTMENTS
Asset Management for Personal Clients
As of March 31, 2010
The preeminent investment manager for high net worth individuals and families.
Equity
Active
Index
Manager of Managers
Other
Hedge Fund of Funds
Private Equity Fund of Funds
Real Estate
Commodities
Short Duration
Fixed Income
Active
Index
Manager of
Managers
$36
Total Personal Assets Under Management:
$149 BN
$11
$53
$49

S&P 500 vs. TAA Risk Profile – Accredited Accounts
%
100
80
60
40
20
0
1800
1600
1400
1200
1000
800
600
400
200
0
12/31/2007
6/30/2008
12/31/2008
6/30/2009
12/31/2009
High Yield
Global Real Estate
Commodities
Private Equity
Hedge Funds
Emerging Markets
EAFE
US Equities
S&P 500 (Right Axis)

Northern Trust

NORTHERN TRUST GLOBAL INVESTMENTS
Tactical Asset Allocation for Personal Clients:
Downside Protection, Upside Participation
Source:  NTGI Investment Policy Committee, Bloomberg.
Left axis represents % allocation to “risk assets” as defined in right legend.

NORTHERN TRUST GLOBAL INVESTMENTS
Asset Management for Personal Clients
Total Personal Assets Under Management:
$149 BN
The preeminent investment manager for high net worth individuals and families.
As of March 31, 2010
Equity
Active
Index
Manager of Managers
Other
Hedge Fund
of Funds
Private Equity
Fund of Funds
Real Estate
Commodities
Short Duration
Fixed Income
Active
Index
Manager of
Managers
$36
$11
$53
$49
Growth Initiatives
Continue to increase share of wallet:
Communication in challenging
markets
Reinforcing trusted advisor role
Expand consulting on alternatives
Increasing our outcome oriented
solutions set
Clients
Innovation
People
Dedicated investment specialists
Strong visible investment leadership

NORTHERN TRUST GLOBAL INVESTMENTS
Key Takeaways
Naturally involved in multiple asset management activities
Focus on global index management, short and long duration
fixed income, manager of managers, and investment management for high net worth individuals and families
Scale exists in many areas – global index management and cash management, in particular – where barriers to entry are meaningful
Brand identity as a conservative, trusted provider aligns nicely with core strengths:
Low cost, transparent and reliable index management
Principal preservation in short and long duration fixed income
Access to alpha via structured manager of managers program
Asset allocation and program management strategies combine
beta and alpha building blocks into customized investment solutions

2010 INVESTOR DAY: Q&A Rick Waddell Chairman and Chief Executive Officer Addressing Today's Challenges. Positioned for Tomorrow's Growth. © 2010 Northern Trust Corporation May 26, 2010

2010 INVESTOR DAY: Thank You Rick Waddell Chairman and Chief Executive Officer Addressing Today's Challenges. Positioned for Tomorrow's Growth. © 2010 Northern Trust Corporation May 26, 2010